SUPPLEMENT TO THE COLUMBUS LIFE INSURANCE COMPANY
             PINNACLE VARIABLE UNIVERSAL LIFE MAY 1, 2002 PROSPECTUS

                        SUPPLEMENT DATE: DECEMBER 9, 2002


The following information replaces The Legends Fund, Inc. fee information found on page 6 of the prospectus.



Fund expenses shown are based on actual advisor fees and other expenses incurred, before and after expense reimbursements, for the 12-month period ended June 30, 2002.

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FUND EXPENSES                                                           AFTER EXPENSE REIMBURSEMENT               BEFORE EXPENSE
                                                                                                                  REIMBURSEMENT
                                                               ADVISOR       OTHER        12B-1      TOTAL
                                                                 FEES       EXPENSES       FEES      EXPENSES     TOTAL EXPENSES
                                                                 ----       --------       ----      --------     --------------

THE LEGENDS FUND, INC.
  Harris Bretall Sullivan & Smith Equity Growth Portfolio        0.65%         0.52%       ---          1.17%            1.17%
  Third Avenue Value Portfolio                                   0.65%         0.43%       ---          1.08%            1.08%
  Gabelli Large Cap Value Portfolio                              0.90%         0.60%       ---          1.50%            1.63%
  Baron Small Cap Portfolio                                      1.05%         0.60%       ---          1.65%            2.32%



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